
SL 901/R

William Blair 46th Annual Growth Stock Conference

June 2026

HARROW®

Your patients. **Our purpose.**

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our resourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow. We are Ophthalmic Pharma.

Founder-led Diversified Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of prescription ophthalmic products broadly covering the ophthalmic anatomy

Delivery Types:	Injectable | Topical | Device
Product Categories:	Buy & Bill | Branded | Generic Over-the-Counter | Compounded
Disease Origins:	Anterior | Posterior | Ocular Surface
Payer Types:	Commercial | Government | Cash

Key revenue drivers are best-in-class products in large underpenetrated markets; near-term launches support "key vendor status" in surgical and retina franchises

vevye®	Dry Eye Disease	Launched 2024
IHEEZO	Ocular Anesthesia	Launched 2023
Triesence	PF Corticosteroid (Injection)	Re-Launched 2024
Byooviz™	Anti-VEGF Biosimilar	Launch: July 2026
OPUVIZ™	Anti-VEGF Biosimilar	Est. Launch: 2027
G-MELT™ Drug Candidate	Procedural Sedation	Est. Launch: 2028

Advancing the Standard of Eye Care | Accessibility and Affordability | Enhancing Patient Compliance | Improving Clinical Outcomes

Harrow's Ophthalmic Pharmaceutical Brands

BYQLOVI™
(clobetasol propionate ophthalmic suspension) 0.05%

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

Maxidex®
(dexamethasone ophthalmic suspension) 0.1%

Maxitrol®
(neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

Natacyn™
(natamycin ophthalmic suspension) 5%

ZERVIATE®
cetirizine ophthalmic solution, 0.24%
FORMULATED WITH HYDRELLA®

vevye®
(cyclosporine ophthalmic solution) 0.1%

TobraDex® ST
(tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%
FORMULATED WITH XanGen®

Verkazia®
cyclosporine ophthalmic emulsion 0.1%

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Moxeza®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

Ocular Surface

ILEVRO®
(nepafenac ophthalmic suspension) 0.3%

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

Nevanac®
(nepafenac ophthalmic suspension) 0.1%

Anterior Segment



Posterior Segment

Triesence®
(triamcinolone acetonide injectable suspension) 40 mg/mL

Byooviz™
(ranibizumab-nuna) 0.05mL injection

Opuviz™
aflibercept-yszy

imprimis Rx®
A HARROW COMPANY

Financials & Outlook

Key Financial Metrics & 2026 Outlook

Five years of consistent revenue and EBITDA expansion

FIVE-YEAR TRACK RECORD

CONSOLIDATED REVENUE

$ in millions

↑ 41% 5-Yr CAGR


$400M
$300M
$200M
$100M
$0M
$72.5M
$88.6M
$130.2M
$199.6M
$272.3M
$357.5M Midpoint
Q1: $44.2M
2021
2022
2023
2024
2025
2026E

ADJUSTED EBITDA[1]

$ in millions

↑ 62% 5-Yr CAGR


$100M
$75M
$50M
$25M
$0M
$11.4M
$13.0M
$28.1M
$40.3M
$61.9M
$90.0M Midpoint
Q1: $(12.7)M
2021
2022
2023
2024
2025
2026E

2026 Outlook

Q2 '26 Revenue Range

$71M – $81M

Midpoint ~$76M

FY '26 Revenue

$350M – $365M

Midpoint ~$357.5M

FY '26 EBITDA

$80M – $100M

Midpoint ~$90M

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Dry Eye Disease

VEVYE

Dry Eye Disease Differentiation

vevye® (cyclosporine ophthalmic solution) 0.1%

Dry Eye Disease Dilemma (or opportunity):
- Large market (30+ million Americans); <10% on therapy)
- Therapeutic persistence (i.e., *refilling*) is low due to burning, stinging, or a lack of an anti-inflammatory active ingredient



NDC: 82667-900-02
Rx Only
vevye®
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved
2 mL
vevye
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
2 mL

~22x **First and only water-free cyclosporine for the signs and symptoms of DED – delivers more cyclosporine to the cornea vs. Restasis***

Rapid Onset

Fastest-working immunomodulator for dry eye

Durable Effect

Clinically meaningful, statistically significant improvement in total fluorescent staining by Day 15 — sustained to 56 weeks

Well-Tolerated

99.8% of patients experience no or mild instillation pain

IP Protection

Orange Book–listed patents with expiry in 2039

*Preclinical ex vivo corneal penetration study data

Durability of Revenue

vevye® (cyclosporine ophthalmic solution) 0.1%

New Rx + Refills = Compounding

~9x annual refill rate for covered patients



NDC: 82667-900-02
Rx Only
vevye®
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved
2 mL
vevye
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
2 mL

Q1 '26 Highlights

~25%	~11%	+12%	14%
NRx Growth	TRx Growth	Prescriber Growth	Market Share
Q1 '26 vs Q4 '25	Q1 '26 vs Q4 '25	Q1 '26 vs Q4 '25	As of end of March '26

- **Surpassed XIIDRA on monthly TRx market share basis**[2]
- **Only branded product to materially grow in Q1 '2026**[3]
- **Improved Coverage;** preferred status with largest U.S. commercial PBM
- **Expanded Sales Force;** sales force doubled to 100 territories expanding frequency and reach expected to drive NRx & TRx growth

2&3: IQVIA Xponent and internal datasets, month of March 2026

Ocular Anesthesia

IHEEZO

IHEEZO Description

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First-in-class:** only branded ocular anesthetic approved in the U.S. in nearly 14 years
- **Large TAM:** >14M annual U.S. ocular procedures require surface anesthesia
- **Reimbursement unlocked:** permanent J-Code (J2403) in the in-office setting
- **IP runway:** two Orange Book patents, latest expiring 2039
- **Clinical advantage:** rapid onset, lower pain vs. tetracaine, no supplemental dosing required, inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears

IHEEZO clinical studies demonstrated:


~1-1.5 Min.
~22 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

Sufficient anesthesia to perform the surgical procedure

No patient required supplemental dosing

IHEEZO's Total Addressable Market

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

~14M+ Estimated Annual U.S. In-Office Procedures | *Standard of Care = Ocular Surface Anesthesia*

Volume	Procedure	Coverage	CPT
~10M+	Intravitreal Injections	✓ IHEEZO	CPT: 67028
~1.5M+	Laser Procedures	✓ IHEEZO	CPT: 65855 / 66761 / 67210
~1M+	Gonioscopy (Procedural)	✓ IHEEZO	CPT: 92020
~700K	Foreign Body Removal	✓ IHEEZO	CPT: 65222 / 65205

Additional In-Office Procedures

Volume	Procedure	Coverage	CPT
~330K	Corneal Procedures	✓ IHEEZO	CPT: 65435 / 0402T
~200K	Glaucoma Implant	✓ IHEEZO	CPT: 66183-66185
~300K	Punctal Occlusion	✓ IHEEZO	CPT: 68761
~500K	Other In-Office	✓ IHEEZO	CPT: Various

Sources: Market Scope 2025, CMS HCPCS/CPT databases, AAO IRIS Registry, published clinical literature. Volumes are estimatesand include all settings of care

IHEEZO Key Metrics and Recent Highlights

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

+18%
Unit demand growth[1]
Q1 '26 vs Q1 '25

+49%
Growth in new accounts[1]
Q1 '26 vs Q1 '25

85.5%
Re-order rate[1]
Q1 '26

~82%
Retina-driven volume[1]
Share of Q1 '26 units

Quarterly customer unit demand[2]

*FY 2024: 128,585 units → FY 2025: 201,215 units: **56% growth***



2025
2026
80,000
60,000
40,000
20,000
0
38,940
45,509
48,765
50,565
62,945
Q1
Q2
Q3
Q4

1: *Harrow Internal data* **2.** *IQVIA data*

Q1 Highlights

Net Pricing Improvement
Estimated ~20-25% improvement in net pricing takes effect H2 2026

First Available Retina Data Generation
- Retina-specific data to be presented at ASRS in July to accelerate adoption

Multi-Unit Packaging
- 5-unit packaging to be introduced in July 2026

Expanding Clinical Adoption
- Increasing utilization among retina specialists and in-office procedures

Ophthalmic Surgical

TRIESENCE
G-MELT Product Candidate

TRIESENCE Overview & Recent Highlights

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

Q1 '26 Highlights

+136%	44%	~28%	6Qs
Unit Volume Growth	**Volume from Ocular Surgery**	**New Accounts Growth**	**Consecutive Growth**
Q1 '26 vs Q1 '25	Q1 '26	Q1 '26 vs Q4 '25	Since re-launch

Market Expansion: Ocular Inflammation
- TAM = 7+ million annual US surgical cases
- Surgical is driving the majority of new volume; expected to accelerate
- Consistently positive clinical outcomes feedback among physicians

Demand Accelerating
- +113% YoY growth in March '26 unit demand

Tripled Sales Organization
- Expanded team driving account growth and further pull-through

Expanding Label
- Clinical trial underway for cataract surgery and pain

Next Generation Product in Development
- Pre-filled syringe (PFS) format expected in H2 2028 / H1 2029

Regulatory
Only FDA-approved preservative-free synthetic corticosteroid for injectable ophthalmic use

Supply
Stable supply agreement with CMO; next-gen formulation in development (H2 2028 / H1 2029 launch)

Reimbursement
Product-specific J-Code (J-3300); CMS pass-through status since April 2025 (*all settings of care*); Broad coverage with ~96% covered lives

IP Protection
Orange Book–listed patents through 2029; next-generation PFS launch targeted pre-expiry

(1) Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.
(2) Based on coinsurance referenced in Medicare Part B payment limit files (April 2026)

G-MELT: IV and Opioid-Free Procedural Sedation

Fixed dose non-opioid sublingual tablet combining **3 mg midazolam** + **50 mg ketamine**

WHAT MAKES G-MELT DIFFERENT

Zydis® Oral Dissolving Tablet (ODT) Technology
Dissolves in seconds under the tongue. Exclusive license from Catalent; Zydis® has supported 35+ FDA-approved products over nearly three decades

Superior PK Profile
Rapid absorption through sublingual mucosa results in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Pharmacologic Synergy
Midazolam offsets the negative effects of ketamine — delivering effective sedation without IV lines or opioids

Global IP Protection
Strong IP estate with several issued patents associated with composition-of-matter and method-of-use claims extending through 2036

MARKET OPPORTUNITY

5M+ Initial target market: ~5M annual U.S. cataract surgeries in 2028

100M+ Potential short-duration procedures in several large markets

PATH TO LAUNCH

Regulatory Milestones

- **Remaining ancillary studies** — *Initiated – to be completed by Q4*
- **NDA Submission** — H1 2027
- **Potential FDA Approval** — H1 2028
- **Potential Launch** — H2 2028

Source: *Internal development plans; Market Scope cataract surgery forecasts.*

Anti-VEGF Biosimilars

BYOOVIZ

OPUVIZ

Retina Expansion: Anti-VEGF Biosimilars

*Two **FDA-approved ophthalmic biosimilars** acquired from Samsung Bioepis — addressing the largest market in Ophthalmology*

Byooviz® ranibizumab-nuna

ranibizumab-nuna • 0.05 mL injection

First FDA-approved LUCENTIS® biosimilar

INDICATIONS

- Neovascular (Wet) Age-Related Macular Degeneration
- Macular Edema following Retinal Vein Occlusion (RVO)
- Myopic Choroidal Neovascularization (mCNV)

Interchangeability status

U.S. launch: July 2026

Opuviz™ aflibercept-yszy

aflibercept-yszy • 0.05 mL injection

FDA-approved EYLEA® biosimilar *(Jan 2027 REGN Settlement)*

INDICATIONS

- Neovascular (Wet) Age-Related Macular Degeneration
- Macular Edema following RVO
- Diabetic Macular Edema (DME) & Diabetic Retinopathy

Interchangeability status

U.S. launch: 2027

Strategic fit — leverages existing commercial infrastructure with clinical synergy alongside IHEEZO & TRIESENCE

Trademarks of Biogen

Specialty Product Focus

VERKAZIA
NATACYN
IOPIDINE

The Verkazia® Opportunity

VKC is a chronic allergic eye disease — driven by immune dysregulation, across a spectrum (from highly underdiagnosed mild cases to severe and sight-threatening cases), which primarily affects children, but can reach into adulthood

THE DISEASE SPECTRUM


EYE ROUNDS.ORG


EYE ROUNDS.ORG

Chronic inflammation can progress to corneal damage and vision-threatening complications

MILD VKC Underdiagnosed; itching, redness with few Rx options beyond antihistamines; large patient population

SEVERE VKC Sight-threatening; corneal damage risk without adequate treatment

STEROID RISKS Glaucoma/cataract risks make long-term steroid use untenable in children

WHY IT MATTERS — THE CLINICAL GAP

~61%
of VKC patients are inadequately controlled on antihistamines alone[1]

0
FDA-approved steroid-sparing therapy existed before VERKAZIA

THE GAP: Antihistamines treat symptoms. Steroids carry long-term risk. **No steroid-sparing immunomodulator has addressed the full VKC population** — leaving a large unmet need across both mild and severe disease

THE VERKAZIA OPPORTUNITY

- **Only steroid-sparing immunomodulator approved for VKC**
- Clinically proven: significant corneal improvement, symptom reduction & less steroid rescue vs. control
- Guideline-supported: 2023 consensus recommends early CsA use for long-term management
- **Mild (new-to-Rx) and severe (steroid-dependent) patients represent a large, underpenetrated opportunity**

1. Ophthalmology, 2024 — Steroids Dominate Treatment of VKC

The Third Pathogen: the Natacyn® Opportunity

Blepharitis is not a single infection — it is a microbiome imbalance (or dysbiosis) of the eyelid margin, driven by multiple etiologic pathogens[1]

THE ETIOLOGIC TRIAD

Demodex Mite: 300 – 400 micrometers (µm)[2] Fungus (Hyphae/Yeast): 2 – 10 micrometer (µm)[3] Bacteria: 0.5 – 2 micrometers (µm)[4]


FUNGUS ON THE MITE AND EYELIDS
BACTERIAL COLONIES
DEMODEX MITE

BACTERIA Staphylococcus — lipases, toxins, biofilms[5]

DEMODEX MITES Mechanical damage, bacterial vectors[6]

FUNGI Candida / Malassezia — under-recognized and persistent[7]

WHY IT MATTERS — THE CLINICAL GAP

~50% of patients fail when only bacteria or mites are treated[8,9]

~79% of chronic cases show fungal elements — a largely untreated burden[10]

THE GAP: Antibiotics treat bacteria; Xdemvy® treats mites; There is **no standard therapy that addresses the fungal component** — leaving post-Xdemvy non-responders symptomatic.

THE NATACYN OPPORTUNITY

- **Only FDA-approved ophthalmic antifungal**
- Triple-therapy is biologically rational: antibacterial + antiparasitic + antifungal addresses all three pathogens
- Entry point: Xdemvy® non-responders — a large, underpenetrated refractory population
- Data expected in Q4 2026 to support opportunity

References: 1. Blepharitis & microbiome dysbiosis, Frontiers Med 2026 **2.** American Academy of Ophthalmology, EyeNet **3.** Biology Insights, Fungal Size **4.** Microscope Master, Bacteria Size and Shape **5.** Blepharitis (Staph lipases, toxins, biofilm), StatPearls 2025 **6.** Demodex review (mechanical damage, bacterial vector), Eye & Contact Lens 2023 **7.** Derbel M et al. Malassezia/Candida in chronic blepharitis, PMID 16249768 **8.** Demodex blepharitis EOS study, PMC12830680 **9.** Demodex misdiagnosed as bacterial blepharitis, Healio **10.** PAS fungi in chronic blepharitis (79%), Eye 2015 - PubMed 26293142

IOPIDINE® — Reimbursement Unlocks an Underserved Market

The only FDA-approved therapy to prevent procedural IOP spikes

CLINICAL EVIDENCE

Indication
Only FDA-approved product to prevent IOP spikes following in-office laser procedures

~91% Risk Reduction
Severe IOP spikes drop from ~23% untreated to ~2% with IOPIDINE

Risks if Unmanaged
Eye pain, blurred vision, and potential optic nerve damage in vulnerable patients

REIMBURSEMENT INFLECTION

BEFORE
Historically underutilized — no in-office reimbursement pathway & cost-center for physicians out of capitated fee

AFTER — JULY 1, 2026
Permanent J-code (J2374) takes effect — physicians can bill for IOPIDINE at point of care and get reimbursed at WAC +3% to 6% (at launch), and eventually ASP +6%

Key: Clinical evidence is established. The J-code removes the final barrier to routine adoption

MARKET OPPORTUNITY

>1.5M* Annual U.S. Laser Procedures

~91% Relative Risk Reduction

J-Code J2374 Effective July 1, 2026

DRIVERS OF ADOPTION

- **Aging population:** Growing procedure volumes; earlier intervention is standard of care
- **Prevention economics:** Reduces follow-up visits and complication costs
- **Monopoly indication:** No FDA-approved alternative with an established J-code
- **Low penetration = upside:** J-code aligns incentives with evidence-based practice

*Source: CMS Part B laser procedure estimates

Summary

Investment Summary

Why Invest In Harrow Now

- Proven, market-leading ophthalmic platform
- Highly diversified within ophthalmic care
- U.S. centric
- Largest portfolio of Rx ophthalmic products
- Multiple long-duration growth vectors
- Durable patent protection through late 2030s
- Robust pipeline; near-term potential launches

41% 5 Yr Rev CAGR

62% 5 Yr EBITDA CAGR

EARLY-STAGE GROWTH ACROSS ALL KEY REVENUE DRIVERS

Significant untapped market opportunity across all key revenue drivers — with products still early in their adoption curves and positioned to drive substantial long-term revenue and high-margin growth

01 Market-Leading Ophthalmic Portfolio

Largest diversified portfolio of prescription ophthalmic products in the U.S. — supported by durable IP protection across key revenue drivers through the late 2030s, a scaled commercial infrastructure, and a robust pipeline

02 Multiple Early-Stage Growth Drivers With Long Runway Ahead

VEVYE, IHEEZO, and TRIESENCE are underpenetrated assets with multiple near-term adoption catalysts;

- VEVYE gained preferred PBM status (Jan 2026) and doubled its sales force;
- IHEEZO will benefit starting in Q3 '26 from new 5-unit packaging, 20-25% increase in NPP, and upcoming retina data;
- TRIESENCE is accelerating growth in ocular inflammation with a recently tripled sales force

03 Significant Embedded Operating Leverage

Existing commercial infrastructure supports meaningful revenue scale with limited incremental investment — positioning the business for accelerating EBITDA expansion and cash generation

04 Durable Near- and Long-Term Growth Profile

Accelerating growth across existing products, annual product launches through 2029 driven by recent M&A and late-stage pipeline (BYOOVIZ, OPUVIZ, G-MELT, YOCHIL, TRIESENCE PFS) — all leveraging existing commercial infrastructure — creates multiple long-duration growth vectors through the decade

$350M–$365M	$80M-100M	Goal of $250M+ Q Revenue	$94.6M
FY 2026 Revenue Guidance	FY 2026 EBITDA Guidance	By the End of 2027	Cash (Mar 31, 2026)

HARROW®

Your patients. Our purpose.

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
Harrow.com

Mike Biega

Vice President of Investor Relations & Communications

mbiega@harrowinc.com

Direct: 617-913-8890



Your patients. Our purpose.